UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2005



                         Spectrum Organic Products, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)



 California                         333-22997                    94-3076294
------------                        ---------                    ----------
(State of                   (Commission File Number)       (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                               ------------------
                    (Address of Principal Executive Offices)



                                  707-778-8900
                                  ------------
                         (Registrant's telephone number)

Section 5 - Corporate Governance and Management:

Item 5.01 Change in Control of Registrant

Spectrum Organic Products, Inc. ("Spectrum", the "Company" or the "Registrant") issued a press release on December 20, 2005 announcing that the merger of the Company with and into a wholly-owned subsidiary of The Hain Celestial Group, Inc. (NASDAQ: HAIN) was completed on Friday, December 16, 2005.

Spectrum held a Special Meeting of Shareholders to approve the principal terms of the merger on December 15, 2005 at its Company headquarters in Petaluma, California. The total number of shares voted was 42,680,465 out of 46,444,693 shares outstanding as of the record date. The final voting results were 42,485,652 votes for the merger, 133,723 votes against, and 61,090 shares abstaining.

Section 9 - Financial Information and Exhibits:

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.16: Press release of the Company dated December 20, 2005 titled "Spectrum Organic Products Acquired by the Hain Celestial Group"



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: December 20, 2005

                                        Spectrum Organic Products, Inc.


                                        /s/ Robert B. Fowles
                                        -------------------------------
                                        Duly Authorized Officer &
                                        Chief Financial Officer